UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2008

Date of Report (Date of earliest event reported)

ROCK ENERGY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23022	11-2740461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Richmond, Suite 2100

Houston, Texas 77042

(713) 954-3600

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On August 14, 2008, Rock Energy Resources, Inc. issued a press release titled “Rock Energy To Present At Enercom’s Oil & Gas Conference Today”.

A copy of the press release is attached hereto as Exhibit 99.1.

A copy of the presentation being made at the conference is attached hereto as Exhibit 99.2

The information in this Report (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits

99.1         Press Release dated August 14, 2008.

99.2         Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rock Energy Resources, Inc.
(Registrant)

By:	/s/ Rocky V. Emery
Rocky V. Emery
Chief Executive Officer

Date: August 14, 2008

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press Release dated August 14, 2008.

99.2	Slide Presentation.